297195707 v4 DIRECTOR NOMINATION AGREEMENT THIS DIRECTOR NOMINATION AGREEMENT (this “Agreement”) is made and entered into as of January 23, 2024 (the “Effective Time”), by and among SpringBig Holdings, Inc., a Delaware corporation (the “Company”), and Shalcor Management, Inc., an Alberta corporation (“Shalcor”), and Lightbank II, L.P., a Delaware limited partnership (“Lightbank” and together with Shalcor, the “Investors”). Unless the context otherwise requires, capitalized words and terms used herein without definition and defined in the Purchase Agreement (as defined below) are used herein as defined therein. WHEREAS, the Company entered into that certain Note Purchase Agreement, dated as of January 23, 2024 (the “Purchase Agreement”), by and among the Company and the parties thereto, including the Investors, pursuant to which the Company agreed to issue and sell Term Notes and Convertible Notes to the Investors; and WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Investors desire to have certain director nomination rights with respect to the Company, and the Company desires to provide the Investors, with such rights, in each case, on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, each of the parties to this Agreement agrees as follows: ARTICLE I NOMINATION RIGHT Section 1.1 Board Nomination Right. (a) From the Effective Time until the termination of this Agreement in accordance with Section 2.1, at every meeting of the board of directors of the Company (the “Board”), or a committee thereof, or action by written consent, at or by which directors of the Company are appointed by the Board or are nominated to stand for election and elected by stockholders of the Company, the Investors shall have the right to appoint or nominate for election to the board of directors of the Company (the “Board”), as applicable, an aggregate of three (3) individuals, to serve as directors of the Company (each individual appointed or nominated by the Investors for election to the Board pursuant to this Section 1.1(a), each a “Nominee” and, together, the “Nominees”) with two (2) Nominees designated as Class I directors of the Board and one (1) Nominee designated as a Class II director of the Board. At the Effective Time, unless otherwise designated by the Investors, one of the Class I director Nominees shall be Matt Sacks and the Class II director Nominee shall be Shawn Dym (the “Initial Nominee”). The Investors shall have the right to jointly designate one (1) additional Class I director Nominee to the Board (the “Additional Nominee”) on a date after the Effective Time (the “Additional Effective Time”). For the avoidance of doubt, the total number individuals to be nominated by the Investors pursuant to this Section 1.1 shall be reduced by the number of Nominees who are already elected and sitting on the Board and who are not then up for reelection. (b) The Company shall take all necessary actions within its control, including but not limited to calling a meeting of the Board or executing an action by unanimous written consent of the Board, such that, as of the Effective Time, each of the Initial Nominees shall be appointed to the Board as of the Effective Time as a director of the Company. The Company shall take all necessary actions within its control, including but not limited to calling a meeting of the Board or executing an action by unanimous written consent of the Board, such that, as of the Additional Effective Time, the Additional Nominee shall be appointed to the Board as of the Additional Effective Time as a director of the Company. (c) From and after the Effective Time until the Termination Date, the Company shall take all actions necessary (including, without limitation, calling special meetings of the Board and the stockholders of the Company and recommending, supporting and soliciting proxies) to ensure that: (i) the Nominees are included in the Board’s slate of nominees to the stockholders of the Company for the election of directors of the Company and recommended by the Board at any meeting of stockholders called for the purpose of electing directors of the Company; and (ii) the Nominees, if up for election, is included in the proxy statement prepared by management of the Company in connection with the Company’s solicitation of proxies or consents in favor of the foregoing for every meeting of the stockholders of the Company called with respect to the election of members of the Board, and at every adjournment

2 or postponement thereof, and on every action or approval by written resolution of the stockholders of the Company or the Board with respect to the election of directors of the Company. From and after the Effective Time until the termination of this Agreement, the size of the Board shall not exceed five (5) members without the prior written consent of the Investors (which is not to be unreasonably withheld, delayed or conditioned). (d) If any Nominee ceases to serve for any reason, the Investors shall be entitled to designate and appoint or nominate such person’s successor in accordance with this Agreement and the Board shall promptly fill the vacancy with such successor Nominee. (e) The Company shall indemnify each Nominee on the same basis as all other members of the Board and pursuant to an indemnity agreement with terms that are no less favorable to such Nominee than the indemnity agreements entered into between the Company and its other non-employee directors. (f) Each Nominee shall be entitled to compensation (including equity awards) that is consistent with the compensation received by other non-employee directors of the Company. In addition, the Company shall pay the reasonable, documented, out-of-pocket expenses incurred by each Nominee in connection with his or her services provided to or on behalf of the Company and its subsidiaries, including attending Board and committee meetings or events attended on behalf of the Company or at the Company’s request. (g) Notwithstanding the provisions of this Section 1.1, the Investors shall not be entitled to designate a Person as a nominee to the Board upon a written determination by the Board or relevant committee thereof that the Person would not be qualified under any applicable law, rule or regulation to serve as a director of the Company. In such an event, the Investors shall be entitled to select the Person as a replacement Nominee and the Company shall take all necessary actions within its control to cause that Person to be nominated as a Nominee, including, without limitation, taking such necessary actions to cause that Person to be nominated as a Nominee at the same meeting (or, if permitted, pursuant to the same action by written consent of the stockholders) as the initial Person was to be nominated. ARTICLE II MISCELLANEOUS Section 2.1 Termination. This Agreement shall terminate automatically and become void and of no further force or effect, without any notice or other action by any Person, on the date that the Investors cease to hold at least 10% of the original principal amount of the Term Notes and the Convertible Notes issued to the Investors in the aggregate, or following conversion of the Convertible Notes issued to the Investors, at least 10% of the securities of the Company issued upon conversion of such Convertible Notes in the aggregate. Section 2.2 Notices. All notices, requests and other communications to the Company hereunder shall be in writing (including electronic transmission) and shall be given in accordance with the provisions of the Note Purchase Agreement. All notices, requests and other communications to the Investors hereunder shall be in writing (including electronic transmission) and shall be given in accordance with the provisions of the Note Purchase Agreement. Section 2.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible. Section 2.4 Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, including by operation of law, by any party hereto without the prior written consent of the other party hereto, except

3 notwithstanding any of the foregoing, each Investor may, in connection with a transfer of securities of the Company to one of its Affiliates, assign its rights and obligations hereunder to such Affiliate transferee, in which case the prior consent of the Company shall not be required. Section 2.5 No Third Party Beneficiaries. This Agreement is exclusively for the benefit of the parties hereto, and their respective successors and permitted assigns, and this Agreement shall not be deemed to confer upon or give to any other third party any remedy, claim, liability, reimbursement, cause of action or other right by virtue of any applicable law in any jurisdiction to enforce any of the terms to this Agreement. Section 2.6 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. Each party hereto acknowledges and agrees that, in entering into this Agreement, such party has not relied on any promises or assurances, written or oral, that are not reflected in this Agreement. Section 2.7 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. Section 2.8 Jurisdiction; WAIVER OF TRIAL BY JURY. Any claim, action, suit, assessment, arbitration or proceeding, in each case that is by or before any governmental authority (an “Action”) based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought in federal and state courts located in the State of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party hereto to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the other party hereto in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 2.8. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. Section 2.9 Specific Performance. The parties hereto acknowledge that the rights of each party hereto to consummate the transactions contemplated hereby are unique and recognize and affirm that in the event of a breach of this Agreement by any party hereto, money damages may be inadequate and such non-breaching party may have no adequate remedy at law. Accordingly, the parties hereto agree that such non-breaching party shall have the right to enforce its rights and the other party’s obligations hereunder by an action or actions for specific performance and/or injunctive relief (without posting of bond or other security), including any order, injunction or decree sought by such non-breaching party to cause the other party to perform its/their respective agreements and covenants contained in this Agreement and to cure breaches of this Agreement, without the necessity of proving actual harm and/or damages or posting a bond or other security therefore. Each party hereto further agrees that the only permitted objection that it may raise in response to any action for any such equitable relief is that it contests the existence of a breach or threatened breach of this Agreement. Section 2.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or e-mail shall be as effective as delivery of a manually executed counterpart of the Agreement. Section 2.11 Amendment. This Agreement may be amended, modified or supplemented at any time only by the written consent of all of the parties hereto, and any amendment, modification or supplement so effected shall be binding on all of the parties.

4 Section 2.12 Rights Cumulative. Except as otherwise expressly limited by this Agreement, all rights and remedies of each of the parties hereto under this Agreement will be cumulative, and the exercise of one or more rights or remedies will not preclude the exercise of any other right or remedy available under this Agreement or law. Section 2.13 Further Assurances. Each of the parties hereto shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement. Section 2.14 Enforcement. Each of the parties hereto covenants and agrees that the disinterested members of the Board have the right to enforce, waive or take any other action with respect to this Agreement on behalf of the Company. Section 2.15 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. [Signature Page Follows.]

5 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as a deed as of the date first written above. SPRINGBIG HOLDINGS, INC. LIGHTBANK II, L.P. SHALCORE MANAGEMENT, INC. By: /s/ Paul Sykes Name: Paul Sykes Title: Chief Financial Officer By: /s/ Mike Mauceri Name: Mike Mauceri Title: CFO / Secretary By: /s/ Shawn Dym Name: Shawn Dym Title: Managing Director